Exhibit 99.1

Vahanna Tech Edge Acquisition I Corporation Announces Shareholder

Approval of Business Combination with Roadzen, Inc. on August 25, 2023

New York, August 28, 2023 (GLOBE NEWSWIRE) – Vahanna Tech Edge Acquisition I Corp. (Nasdaq: VHNAU, VHNA, VHNW) (“Vahanna”), a publicly traded special purpose acquisition company, and Roadzen, Inc. (“Roadzen” or the “Company”), a global insurance technology company on a mission to transform global auto insurance powered by advanced AI, today announced that their previously announced business combination (the “Business Combination”) was approved at a special meeting of shareholders (the “Special Meeting”) of Vahanna on August 25, 2023. Approximately 83% of the votes cast at the Special Meeting were in favor of the Business Combination.

Subject to the satisfaction of customary closing conditions, the transaction is expected to close in September 2023. The combined company will be renamed Roadzen Inc. (the “Combined Company”), and its shares and warrants are expected to begin trading on Nasdaq under the symbols “RDZN” and “RDZNW”, respectively, one day following the closing date.

Commenting on today’s announcement, Steve Carlson, who will serve as Chairman of Roadzen following the closing of the Business Combination, said, “With the world eagerly anticipating advanced AI applications, Roadzen is carving its path as a vertical AI pioneer, reshaping the $800-billion auto insurance industry. We believe that the company and its vertical AI narrative will remain captivating for years ahead. Roadzen’s journey highlights rapid growth, solid foundations, and groundbreaking technology—all under the guidance of a visionary CEO and a stellar global team. As Roadzen cements its leadership in AI, mobility and insurance, we’re thrilled to be listing this extraordinary company on Nasdaq.”

ABOUT VAHANNA

Vahanna Tech Edge Acquisition I Corp. is a blank check company incorporated on April 22, 2021 as a British Virgin Islands business company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

ABOUT ROADZEN

Roadzen is a leading insurance technology company on a mission to transform global auto insurance powered by advanced AI. Thousands of clients—from some of the world’s leading insurers, fleets and carmakers to small fleets, brokers and insurance agents—use Roadzen’s technology to build new products, sell insurance, process claims and improve road safety. Roadzen’s pioneering work in telematics and computer vision has earned recognition as a top AI innovator by publications such as Forbes, Fortune and Financial Express. Roadzen has 400 employees across its global offices in the US, India, UK and France.

For materials and information, visit https://www.vahannatech.com/ for Vahanna and https://www.roadzen.io/ for Roadzen.

FORWARD-LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Vahanna’s or Roadzen’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Roadzen operates and anticipated growth in demand for Roadzen’s services, projections of Roadzen’s future financial results and other metrics, the satisfaction of closing conditions to the proposed business combination and the timing of the completion of the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Vahanna and its management, and Roadzen and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the proposed business combination; (ii) the outcome of any legal proceedings that may be instituted against Vahanna, Roadzen, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Vahanna or Roadzen; (iv) the inability of Roadzen to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Roadzen as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of Roadzen and the ability of the combined company to retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations, including those affecting the industries in which the combined company will operate; (xi) the possibility that Roadzen or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Roadzen’s estimates of expenses and profitability; (xiii) the evolution of the markets in which Roadzen competes; (xiv) the ability of Roadzen to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of Roadzen to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on Roadzen’s and the combined company’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (as amended by Amendment No. 1 thereto filed on April 27, 2023), and other risks and uncertainties indicated from time to time in the definitive proxy statement delivered to Vahanna’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by Vahanna.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Vahanna nor Roadzen undertakes any duty to update these forward-looking statements.

Contact:

Investor Contacts:

Roadzen: Raghav Kansal (raghav@roadzen.io)

ICR: Michael Bowen & Dhruv Chopra (RoadzenIR@ICRinc.com)

Vahanna: Raahim Don (raahim@vahanna.com)

Media Contacts:

Roadzen: Sanya Soni (sanya@roadzen.io)

ICR: Edmond Lococo (RoadzenPR@ICRinc.com)